SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Alamogordo Financial Corporation
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Alan Schick, Esq.
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                        ALAMOGORDO FINANCIAL CORPORATION
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334

                                October 16, 2000


Dear Stockholder:

We are pleased to invite you to attend our first annual meeting which will be the 2000 Annual Meeting of Stockholders of Alamogordo Financial Corporation (the "Company"). The Annual Meeting will be held at 500 Tenth Street, Alamogordo, New Mexico at 11:00 a.m. (local time) on November 15, 2000.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Alamogordo Federal Savings and Loan Association (the "Association"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of one director and the ratification of the appointment of our independent auditors for the fiscal year ending June 30, 2001. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                      Sincerely,

                                      /s/ R. Miles Ledgerwood

                                      R. Miles Ledgerwood
                                      President and Chief Executive Officer

                        Alamogordo Financial Corporation
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334

                                    NOTICE OF
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 15, 2000

     Notice is hereby given that the Annual Meeting of Stockholders of Alamogordo Financial Corporation (the "Company") will be held at 500 Tenth Street, Alamogordo, New Mexico, on November 15, 2000 at 11:00 a.m., local time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of one director;

     2. The ratification of The Accounting & Consulting Group, L.L.P., as independent auditors for the fiscal year ending June 30, 2001; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 4, 2000, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Alamogordo Federal Savings and Loan Association 500 10th Street, Alamogordo, New Mexico 88310 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                    By Order of the Board of Directors

                                    /s/ Julia A. Eggleston

                                    Julia A. Eggleston
                                    Secretary
Alamogordo, New Mexico
October 16, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                        Alamogordo Financial Corporation
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334
                      -------------------------------------

                                 PROXY STATEMENT
                      -------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                November 15, 2000
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alamogordo Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at 500 Tenth Street, Alamogordo, New Mexico, on November 15, 2000, at 11:00 a.m., local time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 16, 2000.

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominee for director named in this Proxy Statement, and FOR the ratification of The Accounting & Consulting Group, L.L.P. as independent auditors for the fiscal year ending June 30, 2001.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Julia A. Eggleston, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material tan obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on October 4, 2000 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,275,000 shares of Common Stock issued and outstanding (excluding treasury shares), of this amount 918,000 shares are held be AF Mutual Holding Company, our majority owned parent and 357,000 shares are held by the public. The presence, in person or by proxy, of at least a mo the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominee proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-vo or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote
"AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and entitled to vote and will have no effect on the vote on the matter presented.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be beneficial owner of more than 5% of the Company's outstanding shares of Common Stock and all executive officers and directors as a group on the Record Date.

                                                  Amount of Shares
                                                  Owned and Nature                     Percent of Shares
     Name and Address of                            of Beneficial                       of Common Stock
      Beneficial Owner                                Ownership                           Outstanding
---------------------------                     ---------------------                 --------------------
 AF Mutual Holding Company                             918,000                                72%
 500 10th Street
 Alamogordo, New Mexico 88310



 All executive officers and directors                  46,779                                3.67%
 as a group (9 persons).





                        PROPOSAL 1--ELECTION OF DIRECTORS

     Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. A director will be elected at the Annual Meeting to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated Jimmie D. Randall to serve as director. The nominee currently serves as a member of the Board of Directors.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominee identified below (unless otherwise directed on the proxy card). If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. The table also includes certain information regarding our executive officers.

                                                                              Term to       Shares of
                                                                         Expire following Common Stock
                                           Positions                        Fiscal Year   Beneficially
                                          Held in the        Director         Ending        Owned on     Percent
         Name               Age(1)          Company            Since          June 30      Record Date  Of Class
   -----------------     ---------    -----------------     -----------    -----------    ------------  --------

                                                     NOMINEES

   Jimmie D. Randall        62        Director                  2000            2000         1,000        *%

                         DIRECTORS CONTINUING IN OFFICE

   Robert W. Hamilton       81        Chairman                  1997            2002        15,000      1.2%
   S. Thomas Overstreet     63        Vice Chairman             1997            2001        15,000      1.2%
   Earl E. Wallin           72        Director                  1997            2002         2,500        *%
   R. Miles Ledgerwood      45        Director, President and   1997            2001         5,000        *%
                                      Chief Executive Officer

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

   Norma J. Clute           36        Vice President and Treasurer                           2,225        *%
   Howard M. Smith          53        Vice President-Lending Operations                      1,353        *%
   Julia A. Eggleston       48        Sr. Vice President, Chief Operating Officer            4,156        *%
                                      and Secretary
   Kemmie D. Jeter          46        Vice President-Head of Teller Operations                 545        *%

-----------------------
(1)  as of June 30, 2000.
*    less than 1%.

Directors

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

     Robert W. Hamilton. Mr. Hamilton has served as a director of Alamogordo Federal since 1958. Mr. Hamilton is a retired funeral director.

     S. Thomas Overstreet. Mr. Overstreet has served as a director of Alamogordo Federal since 1976. Mr. Overstreet is an attorney in the law firm of S. Thomas Overstreet and Associates, P.C.

     Jimmie D. Randall. Mr. Randall has served as a director of Alamogordo Federal since 2000. Mr. Randall is a retired car dealer.

     Earl E. Wallin. Mr. Wallin has served as a director of Alamogordo Federal since 1982. Mr. Wallin was formerly employed by Alamogordo Federal as its President and Chief Executive Officer until his retirement December 31, 1991.

     R. Miles Ledgerwood. Mr. Ledgerwood has been employed by Alamogordo Federal since 1983 and has served as its President and Chief Executive Officer and as a director since 1992.

Executive Officers who are not Directors

     Norma J. Clute. Ms. Clute has been employed by Alamogordo Federal since 1991 and has served as our Vice President and Treasurer since 1993.

     Howard M. Smith. Mr. Smith has been employed by Alamogordo Federal since 1995 and has served as our Vice President since that date.

     Julia A. Eggleston. Ms. Eggleston has been employed by Alamogordo Federal since 1983 and has served as Senior Vice President, Chief Operating Officer and Secretary since 1993.

     Kemmie D. Jeter. Ms. Jeter has been employed by Alamogordo Federal since 1972 and has served as Vice President and head of teller operations since 1998.

Meetings of the Board of Directors and Its Committees

     The Company's Board of Directors meets on a quarterly basis and may hold additional special meetings. During the fiscal year ended June 30, 2000, our board of directors held four regular meetings and six special meetings, and no director attended fewer than 75% of such meetings. The Company's Board does not currently maintain a standing nominating or compensation committee.

     The Company's audit committee consists of Messrs. Overstreet, (Chairman) and Hamilton, all of whom are nonemployee directors. Mr. Overstreet is jointly certified as an attorney and certified public accountant. He hhel these designations for the past 25 years. The audit committee has reviewed and discussed the audited financial statements with management, and has discussed with its independent auditors the matters required to be discussed under SAS 61. The audit committee has received written disclosures and a letter from its accountants relating to their independence and has discussed with its auditors this correspondence. Based on the foregoing, the audit committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended June 30, 2000. The Committee met six times during the fiscal year ended June 30, 2000.

Director Compensation

     During the fiscal year ended June 30, 2000, the Company did not separately pay directors fees.

Executive Compensation

     Summary Compensation Table. The following table provides information about the compensation paid for 2000 to our Chief Executive Officer. No other officer's total annual salary and bonus for 2000 totaled $100,000 or more.



                                               Summary Compensation Table
                                                                                Long-Term Compensation
                                                Annual Compensation(1)                  Awards
                                                                    Other
                                                                    Annual                                 All Other
                                 Fiscal                          Compensation   Restricted   Options/    Compensation
  Name and Principal Position     Year   Salary($)   Bonus($)       ($)(2)     Stock Awards  SARs (#)         ($)
------------------------------- ------------------- ----------- -------------- ------------------------ ---------------
Miles Ledgerwood, President,      2000   $120,225     $23,989         $--           --          --            $--
Chief Executive Officer and
Director
=============================== =================== =========== ============== ======================== =============== =

(footnotes on following page)

(1) The information provided is for the fiscal year ending June 30, 2000. In accordance with the revised rules oexecutiv officer and director compensation disclosure adopted by the SEC, Summary Compensation information is excluded for the calendar years ended June 30, 1999 and 1998, as Alamogordo Federal was not a public company during such periods.
(2) Does not include perquisites and personal benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported.

Benefit Plans

     Defined Benefit Pension Plan. The Company maintains the Pentegra Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Company for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Plan. Once eligible, an employee receives credit for all years of employment with the Company for purposes of determining the employee's benefit service and vested percentage under the Retirement Plan. The Company annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act ("ERISA").

     The regular form of all retirement benefits (i.e., normal, early or disability) is payable in monthly installments for the life of the retiree plus a retirement death benefit. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include a higher monthly installment payable for life and no further benefit upon death, a revised monthly installment during the member's life with some other benefit payable upon death and various annuity forms. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

     The normal retirement benefit payable annually ("regular annual retirement allowance") at or after age 65, is an amount equal to 2% multiplied by years of benefit service times average compensation based on the average of the three years providing the highest average. A reduced benefit is payable as early as age 45, after the member has become vested. A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age. If a member dies in active service, his beneficiary would be entitled to a lump sum death benefit equal to 100% of the member's last 12 months' salary, plus an additional 10% of the salary for each year of benefit service until a maximum of 300% of such salary is reached for 20 or more years, plus refund of the member's own contributions, if any, with interest. If a member dies after becoming eligible for early retirement his beneficiary would receive the higher of the active service death benefit or the retirement death benefit. The retirement death benefit is 12 times the regular annual retirement allowance less the sum of the allowance payments made before death.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2000, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

     Highest Three-Year
           Average                                    Years of Service and Benefit Payable at Retirement
                                  ---------------------------------------------------------------------------------

        Compensation                 15            20            25            30            35           40
        ------------              --------      --------      --------      --------     ---------     ---------

           $50,000               $  15,000      $20,000      $ 25,000      $ 30,000     $  35,000      $ 40,000
           $75,000               $  22,500      $30,000      $ 37,500      $ 45,000     $  52,500      $ 60,000
          $100,000               $  30,000      $40,000      $ 50,000      $ 60,000     $  70,000      $ 80,000
          $125,000               $  37,500      $50,000      $ 62,500      $ 75,000     $  87,500      $100,000
          $160,000               $  48,000      $64,000      $ 80,000      $ 96,000     $ 112,000      $128,000


     As of June 30, 2000, R. Miles Ledgerwood had 16 years of benefit service under the Retirement Plan.

     401(k) Plan. The Company maintains a tax-qualified 401(k) defined contribution plan for employees who have attained age 21 and have at least one year of service. Eligible employees may make pre-tax contributions to the 401(k) Plan through salary reduction elections, subject to limitations of the Internal Revenue Code (for 1999, the annual limit is $10,500). The Company may make a matching contribution to the 401(k) Plan in various amounts on the first six percent (divided into four tiers) of annual compensation contributed to the 401(k) Plan on a pre-tax basis by the eligible employee. The Company may also make discretionary contributions to the 401(k) Plan, which are allocated to eligible employees based on their relative compensation.

     All employee contributions and employer discretionary contributions and earnings thereon under the 401(k) plan are at all times fully 100% vested. Employer matching contributions vest in a participant at the rate of 20% per year after completing two years of service so that the participant is 100% vested after six years of service. The 401(k) Plan permits employees to withdraw salary reduction contributions prior to termination in the event the employee suffers a financial hardship. In addition, the 401(k) Plan permits employees that are fully vested in their accounts to withdraw the Company's discretionary contributions prior to termination of employment.

     Plan benefits will be paid to each participant in a lump sum, in installments over a fixed period or part lump sum and part installments, upon termination, disability or death. The 401(k) Plan permits employees to direct the investment of their own accounts into various investment options.

     At June 30, 2000, the market value of the 401(k) Plan equaled approximately $439,462. The Company's matching contribution to the 401(k) Plan for the Plan year ended December 31, 1999, was approximately $17,152.

     Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service and have attained age 21. The Company purchased 8% of the shares issued to investors other than AF Mutual Holding Company or 28,560 shares.

     Although contributions to this plan will be discretionary, the Company intends to contribute enough money each year to make the required principal and interest payments on the loan from the Company. It is expected that this loan will be for a term of ten years and will call for level annual payments of principal. The plan pledged the shares it purchases as collateral for the loan and hold them in a suspense account.

     The plan will not distribute the pledged shares right away. Instead, it will release a portion of the pledged shares annually. The plan will allocate the shares released each year among the accounts of participants in proportion to their salary for the year. For example, if a participant's salary for a year represents 1% of the total salaries of all participants for the year, subject to tax limitations, the plan would allocate to that participant 1% of the srelease for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense awil usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

     This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow. A contribution of $31,502 was made for the year ended June 30, 2000.

     The Employee Stock Ownership Plan provides additional and accelerated benefits if we experience a change of control. A second step conversion will not trigger additional benefits or accelerate benefits under any of the plans or agreements.

Certain Transactions with Directors and Executive Officers

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, amus not involve more than the normal risk of repayment or present other unfavorable features. We currently do not make new loans or extensions of credit to our executive officers, directors and employees at different rates or terms than those offered to the general public. All loans to our directors, officers and employees have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions, and do not involve more than minimal risk of collectibility.

     S. Thomas Overstreet, who serves as a director of the Company and Alamogordo Federal, is a partner of the law firm of S. Thomas Overstreet and Associates, P.C., which represents Alamogordo Federal in mortgage loan transactions. For the fiscal year ended June 30, 2000, Alamogordo Federal paid legal fees to S. Thomas Overstreet and Associates, P.C. totaling $35,474. The terms and conditions of these fees and services are substantially the same as those for similar transactions with other parties.

       PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended June 30, 2000, were The Accounting & Consulting Group, L.L.P. The Company's Board of Directors has reappointed The Accounting & Consulting Group, L.L.P., to continue as independent auditors of the Company for the fiscal year ending June 30, 2001, subject to ratification of such appointment by the stockholders. It is expected that a representative of The Accounting & Consulting Group, L.L.P., will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTING & CONSULTING GROUP, L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 500 10th Street, Alamogordo, New Mexico 88310, no later than June 18, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the 2001 Annual Meeting of Stockholders is expected to be held is November 21, 2 Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2001 Annual Meeting of Stockholders must be given to the Company no later than August 22, 2001.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Julia A. Eggleston

                                            Julia A. Eggleston
                                            Secretary
Alamogordo, New Mexico
October 16, 2000

                                 REVOCABLE PROXY

                        ALAMOGORDO FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 15, 2000

     The undersigned hereby appoint Robert W. Hamilton to act as attorney and proxy for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2Annual Meeting of Stockholders ("Meeting") to be held at 500 Tenth Street, Alamogordo, New Mexico, on November 15, 2000, at 11:00 a.m (local time). The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                         VOTE
                                                              FOR      WITHHELD
                                                              ---      --------
1.   The election as director of the nominee listed below:
                                                              |_|         |_|
     Jimmie D. Randall




                                                            FOR  AGAINST ABSTAIN
                                                            ---  ------- -------
2.  The ratification of the appointment of The Accounting &
    Counsulting  Group,  L.L.P.  as auditors for the fiscal
    year ending June 30, 2001.                             |_|    |_|      |_|


The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE AS DIRECTED. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. SHOULD THE NAMED PERSON BE UNABLE TO SERVE A PROXY THE BOARD OF DIRECTORS MAY NAME A SUBSTITUTE PERSON AS PROXY.
--------------------------------------------------------------------------------



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 16, 2000,and audited financial statements.


Dated: _________________, 2000               ---  Check Box if You Plan
                                             ---  to Attend Meeting


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, tor guardian, please give your full title. If shares are held jointly, each holder should sign.



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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

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